UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (date of earliest event reported): April 29, 2015

                   Blue Water Global Group, Inc.

 (Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	333-174557 (Commission File Number)	45-0611648 (I.R.S. Employer Identification Number)

              202 Osmanthus Way, Canton, GA  30114

 (Address of principal executive offices and zip code)

            Tel: (949) 264-1475, Fax: (949) 607-4052

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule I4a-12 under the Exchange Act (17CFR240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

This Form 8-K and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively, “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, our management as well as estimates and assumptions made by our management.  When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions identify forward looking statements as they relate to our business or our management.  Such statements reflect management’s current view of our business with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of our Annual Report filed on Form 10-K entitled “Risk Factors”) relating to our industry, operations and results of operations, and other relevant aspects of our business.  Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although we believe the expectations reflected in the forward looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements.  Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements contained within this Form 8-K and elsewhere.

Item 7.01

Regulation FD Disclosure

On May 8, 2015 Blue Water Global Group, Inc. (“Blue Water”) concluded a coordinated bridge financing involving eight investors that netted Blue Water $580,000 in bridge financing.  Blue Water intends to use the proceeds for:

•

Construction expenses related to its St. Maarten, Dutch West Indies Blue Water Bar & Grill™;

•

General working capital; and

•

To redeem certain outstanding convertible promissory notes.

The terms of this financing agreed upon with each individual investor is described in the below items.

Blue Water intends to redeem each of the following notes in full with cash without allowing any of them to convert into shares of Blue Water’s common stock.

Item 1.01

Entry into a Material Definitive Agreement

Blue Citi, LLC Financing

On May 5, 2015 (“Closing Date”), Blue Water Global Group, Inc. (“Blue Water”) completed the sale of a Convertible Promissory Note (“Blue Citi Note”) in the principal amount $108,000 with an interest rate of 8% per annum pursuant to the terms of a Securities Purchase Agreement between Blue Citi, LLC (“Blue Citi”), a New York limited liability company, and Blue Water (“Blue Citi Agreement”).  The Blue Citi Note matures on May 5, 2016 (“Maturity Date”).

The Blue Citi Note may be prepaid in whole or in part, at any time during the period beginning on the Closing Date and ending on the date which is 180 days following the issue date, beginning at 120% of the outstanding principal and accrued within 90 days after the Closing Date, 130% 91 to 120 days after the Closing Date, and 140% 121 to 180 days after the Closing Date.

At any time after 180 days after the date the Blue Citi Note is issued, the Blue Citi Note is convertible into Blue Water’s common stock, at Blue Citi’s option, at the lesser of (a) 60% of the lowest trade occurring during the twenty (20) consecutive trading day immediately preceding the applicable conversion date or (b) 60% of the lowest trade occurring during the twenty (20) consecutive trading days immediately preceding the Closing Date.  The conversion price is subject to proportional adjustment in the event of stock splits, stock dividends, and similar corporate events.

Blue Water claims an exemption from the registration requirements of the Securities Act of 1933, as amended (“Act”), for the private placement of these securities pursuant to Section 4(2) of the Act since, among other things, the transaction did not involve a public offering, Blue Citi is an accredited investor, Blue Citi had access to information about Blue Water and its investment, Blue Citi took the securities for investment and not resale, and Blue Water took appropriate measures to restrict the transfer of the securities.

The foregoing descriptions of the Blue Citi Agreement and the Blue Citi Note are qualified in their entirety by reference to such Blue Citi Agreement and Blue Citi Note, which are filed as Exhibits 10.28 and 4.35, respectively, hereto and are incorporated herein by reference.

Black Mountain Equities, Inc. (Tranche #2)

Blue Water received a second tranche of funding pursuant to the December 22, 2014 Black Mountain Equities, Inc. Convertible Note (“BLE Note”) in the amount of $50,000 on April 28, 2015.

The BLE Note was filed as Exhibit 4.27 to a Form 8-K filing on December 23, 2014 and is incorporated herein by reference.  The foregoing summary description of the BLE Note is qualified in its entirety by reference to the full texts of this exhibit.

Convertible Note to Auctus Private Equity Fund, LLC

On May 8, 2015 (“Closing Date”), Blue Water completed the sale of a Convertible Promissory Note (“Auctus Note”) in the principal amount $56,500 with an interest rate of 8% per annum pursuant to the terms of a Securities Purchase Agreement between Auctus Private Equity Fund, LLC (“Auctus”) and Blue Water (“Auctus Agreement”).  The Auctus Note matures on February 8, 2016 (“Maturity Date”).

The Auctus Note may be prepaid in whole or in part, at any time during the period beginning on the Closing Date and ending on the date which is 180 days following the issue date, beginning at 125% of the outstanding principal and accrued interest increasing by 5% 30 days after the Closing Date, 5% 60 days after the Closing Date, 5% 90 days after the Closing Date and 5% 120 days after the Closing Date, and 5% 150 days after the Closing Date.  The Auctus Note may not be prepaid after 180 days from the Closing Date.

The Auctus Note is convertible into Blue Water’s common stock, at Auctus’ option, at a 45% discount to the market price, which is defined as 55% of the average of the lowest two (2) closing bid prices for the Blue Water’s common stock during the twenty-five (25) trading days prior to the conversion date.  The conversion price is subject to proportional adjustment in the event of stock splits, stock dividends, and similar corporate events.

Auctus has agreed to restrict its ability to convert the Auctus Note and receive shares of common stock such that the number of shares of common stock held by them in the aggregate and their affiliates after such conversion or exercise does not exceed 4.99% of the then issued and outstanding shares of common stock.  The Auctus Note is a debt obligation arising other than in the ordinary course of business, which constitutes a direct financial obligation of Blue Water.  The Auctus Note also provides for penalties and rescission rights if Blue Water does not deliver shares of its common stock upon conversion within the required timeframes.

Blue Water claims an exemption from the registration requirements of the Securities Act of 1933, as amended (“Act”), for the private placement of these securities pursuant to Section 4(2) of the Act since, among other things, the transaction did not involve a public offering, Auctus is an accredited investor, Auctus had access to information about Blue Water and its investment, Auctus took the securities for investment and not resale, and Blue Water took appropriate measures to restrict the transfer of the securities.

The foregoing descriptions of the Auctus Agreement and the Auctus Note are qualified in their entirety by reference to such Auctus Agreement and Auctus Note, which are filed as Exhibits 10.29 and 4.37, respectively, hereto and are incorporated herein by reference.

Convertible Note to Macallan Partners, LLC

On April 30, 2015 (“Closing Date”), Blue Water completed the sale of a Convertible Promissory Note (“Macallan Note”) in the principal amount $80,000 to Macallan Partners (“Macallan”).  The Macallan Note bears interest at a rate of 8% and matures on November 5, 2015 (“Maturity Date”).

The Macallan Note may be prepaid in whole or in part, at any time beginning at 130% of the outstanding principal and accrued interest during the first 60 days, 140% between days 61 and 120 after the Closing Date, and 150% between 121 days and the Maturity Date.

The Macallan Note is convertible into Blue Water’s common stock, at Macallan’s option, at the lesser of (a) 55% of the lowest trade occurring during the twenty (20) consecutive trading day immediately preceding the applicable conversion date or (b) 50% of the bid price on the date of conversion.  The conversion price is subject to proportional adjustment in the event of stock splits, stock dividends, and similar corporate events.

Macallan has agreed to restrict its ability to convert the Macallan Note and receive shares of common stock such that the number of shares of common stock held by them in the aggregate and their affiliates after such conversion or exercise does not exceed 4.99% of the then issued and outstanding shares of common stock.  The Macallan Note is a debt obligation arising other than in the ordinary course of business, which constitutes a direct financial obligation of Blue Water.  The Macallan Note also provides for penalties and rescission rights if Blue Water does not deliver shares of its common stock upon conversion within the required timeframes.

Blue Water claims an exemption from the registration requirements of the Securities Act of 1933, as amended (“Act”), for the private placement of these securities pursuant to Section 4(2) of the Act since, among other things, the transaction did not involve a public offering, Macallan is an accredited investor, Macallan had access to information about Blue Water and its investment, Macallan took the securities for investment and not resale, and Blue Water took appropriate measures to restrict the transfer of the securities.

The foregoing descriptions of the Macallan Note is qualified in their entirety by reference to the Macallan Note, which is filed as 4.38 hereto and are incorporated herein by reference.

Convertible Note to JSJ Investments, Inc.

On May 1, 2015 (“Closing Date”), Blue Water completed the sale of a Convertible Promissory Note (“JSJ Note”) in the principal amount $100,000 to JSJ Investments, Inc. (“JSJ”).  The JSJ Note has an Original Issue Discount (“OID”) of $5,000 and bears interest at a rate of 12%.  The JSJ Note matures on November 1, 2015 (“Maturity Date”).

The JSJ Note may be prepaid in whole or in part, at any time beginning at 140% of the outstanding principal and accrued interest during the first 90 days, 150% between days 91 and 180 after the Closing Date.  After 180 days from the Closing Date until the Maturity Date the JSJ Note may be prepaid at 150% of the outstanding principal and accrued interest with the permission of JSJ.

The JSJ Note is convertible into Blue Water’s common stock, at JSJ’s option, at the lesser of (a) 50% of the lowest trade occurring during the twenty (20) consecutive trading day immediately preceding the applicable conversion date or (b) 50% of the lowest trade occurring during the twenty (20) consecutive trading days immediately preceding the Closing Date.  The conversion price is subject to proportional adjustment in the event of stock splits, stock dividends, and similar corporate events.

The JSJ Note is a debt obligation arising other than in the ordinary course of business, which constitutes a direct financial obligation of Blue Water.  The JSJ Note also provides for penalties and rescission rights if Blue Water does not deliver shares of its common stock upon conversion within the required timeframes.

Blue Water claims an exemption from the registration requirements of the Securities Act of 1933, as amended (“Act”), for the private placement of these securities pursuant to Section 4(2) of the Act since, among other things, the transaction did not involve a public offering, JSJ is an accredited investor, JSJ had access to information about Blue Water and its investment, JSJ took the securities for investment and not resale, and Blue Water took appropriate measures to restrict the transfer of the securities.

The foregoing descriptions of the JSJ Note is qualified in their entirety by reference to the JSJ Note, which is filed as 4.36 hereto and are incorporated herein by reference.

Convertible Note to Cardinal Capital Group, Inc.

On April 29, 2015 (“Closing Date”), Blue Water completed the sale of a Convertible Promissory Note (“Cardinal Note”) in the principal amount $55,500 to Cardinal Capital Group, Inc. (“Cardinal Group”).  The Cardinal Note has an Original Issue Discount (“OID”) of $5,500 and carries a one-time interest charge of 12% payable on the entire principal amount.  The Cardinal Note matures on April 29, 2017 (“Maturity Date”).

The Cardinal Note may be prepaid in whole or in part, at any time during the period beginning on the Closing Date and ending on the date which is 180 days following the issue date, beginning at 130% of the outstanding principal and accrued interest during the first 120 days, 140% between days 121 and 150 after the Closing Date, and 150% after 151 days from the Closing Date.  The Cardinal Note may not be prepaid after 180 days from the Closing Date.

The Cardinal Note is convertible into Blue Water’s common stock, at Cardinal Group’s option, at the lesser of (a) $0.0225 or (b) 55% of the lowest trade occurring during the twenty (20) consecutive trading days immediately preceding the applicable conversion date.  The conversion price is subject to proportional adjustment in the event of stock splits, stock dividends, and similar corporate events.

The Cardinal Group has agreed to restrict its ability to convert the Cardinal Note and receive shares of common stock such that the number of shares of common stock held by them in the aggregate and their affiliates after such conversion or exercise does not exceed 9.99% of the then issued and outstanding shares of common stock.  The Cardinal Note is a debt obligation arising other than in the ordinary course of business, which constitutes a direct financial obligation of Blue Water.  The Cardinal Note also provides for penalties and rescission rights if Blue Water does not deliver shares of its common stock upon conversion within the required timeframes.

Blue Water claims an exemption from the registration requirements of the Securities Act of 1933, as amended (“Act”), for the private placement of these securities pursuant to Section 4(2) of the Act since, among other things, the transaction did not involve a public offering, the Cardinal Group is an accredited investor, the Cardinal Group had access to information about Blue Water and its investment, the Cardinal Group took the securities for investment and not resale, and Blue Water took appropriate measures to restrict the transfer of the securities.

The foregoing descriptions of the Cardinal Note is qualified in their entirety by reference to the Cardinal Note, which is filed as 4.39 hereto and are incorporated herein by reference.

Convertible Note to JMJ Financial

On May 6, 2015 Blue Water Global Group, Inc. (“Blue Water”) executed and sold to JMJ Financial (“Investor”) a $150,000 Convertible Promissory Note (“Note”).  The Note was effected and dated May 6, 2015 (“Effective Date”) and provides up to an aggregate of $135,000 in gross proceeds after taking into consideration an Original Issued Discount (“OID”) of $15,000.

At any time after 180 days of the Effective Date, the Investor may convert all or part of the Note into shares of Blue Water’s common stock at the lesser of $0.09 a share or 60% of the lowest trade price in the 25 trading days prior to the conversion.

The Investor has agreed to restrict its ability to convert the Note and receive shares of common stock such that the number of shares of common stock held by them in the aggregate and their affiliates after such conversion or exercise does not exceed 4.99% of the then issued and outstanding shares of common stock.  The Note is a debt obligation arising other than in the ordinary course of business, which constitutes a direct financial obligation of Blue Water.  The Note also provides for penalties and rescission rights if Blue Water does not deliver shares of its common stock upon conversion within the required timeframes.

Blue Water claims an exemption from the registration requirements of the Securities Act of 1933, as amended (“Act”), for the private placement of these securities pursuant to Section 4(2) of the Act since, among other things, the transaction did not involve a public offering, the Investor is an accredited investor, the Investor had access to information about Blue Water and its investment, the Investor took the securities for investment and not resale, and Blue Water took appropriate measures to restrict the transfer of the securities.

As of the Effective Date the Investor funded Blue Water $75,000 under the Note.

The foregoing descriptions of the Note are qualified in their entirety by reference to such Note which is filed as Exhibit 4.40 hereto and are incorporated herein by reference.

Convertible Note to Vis Virus, Inc.

On May 8, 2015 (“Closing Date”), Blue Water Global Group, Inc. (“Blue Water”) completed the sale of a Convertible Promissory Note (“VVG Note”) in the principal amount $79,000 with an interest rate of 8% per annum pursuant to the terms of a Securities Purchase Agreement between Vis Virus Group, Inc. (“VVG”), a New York corporation, and Blue Water (“VVG Agreement”).  The VVG Note matures on February 9, 2016 (“Maturity Date”).

The VVG Note may be prepaid in whole or in part, at any time during the period beginning on the Closing Date and ending on the date which is 180 days following the issue date, beginning at 115% of the outstanding principal and accrued interest increasing by 5% 30 days after the Closing Date, 5% 60 days after the Closing Date, 5% 90 days after the Closing Date and 5% 120 days after the Closing date until the Maturity Date.

At any time after 180 days after the date the VVG Note is issued, the VVG Note is convertible into Blue Water’s common stock, at VVG’s option, at a 42% discount to the market price, which is defined as 58% of the average of the lowest three (3) closing bid prices for the Blue Water’s common stock during the ten (10) trading days prior to the conversion date.  The conversion price is subject to proportional adjustment in the event of stock splits, stock dividends, and similar corporate events.

VVG has agreed to restrict its ability to convert the VVG Note and receive shares of common stock such that the number of shares of common stock held by them in the aggregate and their affiliates after such conversion or exercise does not exceed 9.99% of the then issued and outstanding shares of common stock.  The VVG Note is a debt obligation arising other than in the ordinary course of business, which constitutes a direct financial obligation of Blue Water.  The VVG Note also provides for penalties and rescission rights if Blue Water does not deliver shares of its common stock upon conversion within the required timeframes.

Blue Water claims an exemption from the registration requirements of the Securities Act of 1933, as amended (“Act”), for the private placement of these securities pursuant to Section 4(2) of the Act since, among other things, the transaction did not involve a public offering, VVG is an accredited investor, VVG had access to information about Blue Water and its investment, VVG took the securities for investment and not resale, and Blue Water took appropriate measures to restrict the transfer of the securities.

The foregoing descriptions of the VVG Agreement and the VVG Note are qualified in their entirety by reference to such VVG Agreement and VVG Note, which are filed as Exhibits 10.30 and 4.41, respectively, hereto and are incorporated herein by reference.

Item 2.03

Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant

The disclosure in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item.

Item 3.02

Unregistered Sales of Equity Securities

The disclosure in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item.

Item 9.01

Financial Statements and Exhibits

(d)

Exhibits

4.35

Convertible Promissory Note between Blue Water Global Group, Inc. and Blue Citi, LLC dated May 5, 2015

4.36

Convertible Promissory Note between Blue Water Global Group, Inc. and JSJ Investments, Inc. dated May 1, 2015

4.37

Convertible Promissory Note between Blue Water Global Group, Inc. and Auctus Private Equity Fund, LLC dated May 8, 2015

4.38

Convertible Promissory Note between Blue Water Global Group, Inc. and Macallan Partners, LLC dated April 30, 2015

4.39

Convertible Promissory Note between Blue Water Global Group, Inc. and Cardinal Group, Inc. dated April 29, 2015

4.40

Convertible Promissory Note and Amendment between Blue Water Global Group, Inc. and JMJ Financial dated May 6, 2015

4.41

Convertible Promissory Note and Amendment between Blue Water Global Group, Inc. and Vis Virus Group, Inc. dated May 8, 2015

10.28

Securities Purchase Agreement between Blue Water Global Group, Inc. and Blue Citi, LLC dated May 5, 2015

10.29

Securities Purchase Agreement between Blue Water Global Group, Inc. and Auctus Private Equity Fund, LLC dated May 8, 2015

10.30

Securities Purchase Agreement between Blue Water Global Group, Inc. and Vis Virus Group, Inc. dated May 8, 2015

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE WATER GLOBAL GROUP, INC.

Dated: May 11, 2015

By:

/s/ J. Scott Sitra

J. Scott Sitra

President and Chief Executive Officer